Company Overview

MEDITE Cancer Diagnostics | LD MICRO IX MAIN EVENT

MEDITE Cancer Diagnostics, Inc.

David Patterson, CEO

Bel Air, CA | December 7, 2016

MEDITE
Cancer Diagnostics

Disclosure Statement

CONFIDENTIAL INFORMATION. This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. The summary may include "forward-looking statements" with the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we cannot guarantee accuracy. This document and the information contained herein is confidential. This document has been furnished to you solely for your information. The information contained herein may not be reproduced, disclosed or redistributed, in whole or in part, by mail, facsimile, electronic or computer transmission or by any other means to any other person, except with prior written consent of TriPoint Global Equities, LLC. The material has been prepared or is distributed solely for information purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results. Investing in our securities involves a high degree of risk. Our company is at an early stage of its development and our securities may only be appropriate for long-term investment. You should purchase our securities only if you can afford to lose your entire investment.

This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, forecasts and future financial performance. These statements that are not historical facts are forward looking. Readers are directed to MEDITE's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which or new information could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. MEDITE undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

MEDITE
Cancer Diagnostics

MEDITE Cancer Diagnostics, Inc. (OTCQB: MDIT)

Full line Manufacturer of Histo-Pathology and Cyto-Pathology instruments and consumables

- US corporation headquartered in Orlando, FL
- Publicly traded on OTCQB (Ticker:MDIT)
- Merged with US based CytoCore, Inc (Ticker: CYOE) in 2014, to gain access to US public capital markets and expand offering to include cancer biomarkers
- Manufacturing plants located in **Germany** and **Poland**
- 85 employees
- Generated 2015 Sales of $9.8 million
- YTD 9/30/2016 Sales of $7.2 million

MEDITE Cancer Diagnostics

Histo-Pathology

Total Global Addressable Market = ~$1.0 Billion* (50% instruments, 50% consumables) with an annual growth rate of ~10%

- Histo-Pathology is the process of examining cells and tissues under a microscope which have been sectioned, stained and mounted on a slide
- Histo-Pathology generated approximately $8.0 mil in 2015 revenue, forecast 2016 of $9.8mil to $10.2mil
  - TCA 44-720 (multistainer-glass-coverslipper combination)
  - State of the art Embedding system "Valida"
  - Tissue Processor TPC 15
  - Tape-Coverslipper "Twister"
  - Microtome M 380/Cryostat M630







*Source :US Pathology 2011 Report McEvoy & Farmer Diagnostic Industry

Cyto-Pathology

Current Products

Total US Addressable Cyto-Pathology Market = ~$600+ Million*

Liquid-based Cyto-Pathology ("LBC") is the diagnoses of diseases and conditions through the examination of cells obtained from body fluids

LBC market's proven instrumentation and supplies via SureThin® branded technology

- SureThin® specimen preparation system (processing instrument, filters and preservatives)
  - "Razor-razor blade" model drives recurring revenue
- Provides significant cost savings over competitor
- Acts as platform for SureCyte branded instant-staining products

*Source :US Pathology 2011 Report McEvoy & Farmer Diagnostic Industry







MEDITE
Cancer Diagnostics

Cyto-Pathology

Future Products

Innovative SureCyte instant-staining method will support screening and diagnosis

- Eliminates human error and provides labor cost savings
- Stains within seconds vs. one+ hour for competitors products
- SureCyte chemical stains expected to enter market in China third quarter 2017
- SureCyte+ biomarker stains expected to enter market in China third quarter 2017
- Imager system stains expected to enter market in China third quarter 2017

MEDITE Cancer Diagnostics

Customers "Who we sell to"

MEDITE's customers are pathology laboratories located in hospitals, health systems, regional & national lab organizations and private practice labs

MEDITE 2015A Sales of $9.89MM



Cytology Products 20%
Histo Instruments Direct 17%
Histo Consumables Distributor 8%
Histo Consumables Direct 15%
Histo Instruments Distributor 40%

7,000 US Based Labs*



Physician Office Labs 27%
Hospital Based Labs 49%
Commercial Labs 24%

*Source :US Pathology 2011 Report McEvoy & Farmer Diagnostic Industry

MEDITE Cancer Diagnostics

Customer Base


Product Category
Customer Base
Histo-Pathology
Instruments & Consumables
Molecular Diagnostics
IN DEVELOPMENT
Biomarkers
Imagers
Cyto-Pathology
Liquid Based Cyto-Pathology Consumables & Instruments
Pathology Labs
Hospitals
Privates
Corps

Unique, disruptive and defensible product mix results in earlier diagnosis in a cost effective manner

MEDITE Cancer Diagnostics

Customer Insights "Pain Points"

Opportunities in Histo-Pathology and Cyto-Pathology exist...

- **Growth of evidence-based & personalized medicine**
  - Increasing demand for reflex and follow-on testing
  - **Highly complex and fragmented lab workflows**
- **Increasing test volumes world wide**
- **Increasing turnaround-time constraints, especially in Cyto-Pathology**
- Increasing instrument and consumable costs
- **Downward reimbursement pressure for facility and professional fees**
- Increasing waste disposal & environmental regulations
- **Growing worldwide shortage of pathologists and skilled technicians**
- **Declining Cyto/Histo-Pathology knowledge among clinicians**
- Increasing demand for direct-to-consumer health services
- Continued consolidation of labs and lab support companies

MEDITE

Cancer Diagnostics

Why MEDITE?

Only full-line manufacturer of Histo-Pathology and Cyto-Pathology products with a future global distribution footprint

- Streamlined supply chain (flexibility, quick turnaround)
- **Lower cost instruments and supplies (20-50% less than competition)**
- **Several instrument and supply offerings reduce process steps**
- Global installed base of Histo-Pathology instruments
- **US & ROW sales-distribution agreements provide excellent market coverage**
- R&D developing additional cost-effective solutions:
  - Self-collection of samples by consumers
  - Fast, efficient, environmentally friendly staining products
  - Resolution of ambiguous cytological & histological findings
  - Incremental cancer risk assessment & detection tools
  - Products for automated specimen evaluation and telepathology
- **Seasoned management team, excellent industry knowledge**

MEDITE
Cancer Diagnostics

MEDITE
Future Solutions

Sample Collection

SoftPAP®/SoftKit

Self Collection-Tissue Specimen





Slide Preparation

SureThin® Preservative

SureThin® Instrument



Detection

SureCyte Stains

SureCyte Assays



Evaluation

UNIC Imager

UNIC Workstation





MEDITE Cancer Diagnostics

MEDITE Operations

Orlando HQ
- Corporate headquarters

German Manufacturing
- Major production site

Chicago R&D
- Molecular diagnostics
- Automated cytology systems

China JV
- Major sales/distribution hub
- Digital pathology & telepathology systems

Poland Manufacturing & R&D
- On-going product development
- Secondary manufacturing site



MEDITE
Cancer Diagnostics

Management Team

David Patterson – CEO (newly appointed in Nov 2016)

- Healthcare Executive with over 30 years of progressive experience and achievement of growth
- Established contacts (resources) within industry leading payers, healthcare providers, and suppliers of health care products and information technologies in the US and Europe
- Recently, led the start-up of two new companies inside a global healthcare technology company, that designs and provides enhanced patient care to acute clinical segments.

Michael Ott – Chairman & CEO of MEDITE GmbH

- 14+ years Experience in Operations Management in the Health Care Industry
- CEO of IB Laser AG, CFO of W.O.M. AG and since 2006 Shareholder and Officer of MEDITE

Michaela Ott – COO

- 20+ years Experience in High Tech and Health Care Industry Sales and Marketing
- Shareholder and Officer of FiberTech for 10 years and since 2006 shareholder and Officer of MEDITE

MEDITE
Cancer Diagnostics

Management Team

Richard Domanik PhD.- Chief Scientist (Formerly COO of CytoCore)

- 35 years primarily as Chief Technology Officer for 4 companies including 15 years with Abbott Laboratories and 10 with CytoCore and predecessor companies
- Specialties include product definition, product engineering and development, technology transfer and evaluation, regulatory compliance and intellectual property management.

Mike Kenealy – National Sales Manager

- 25 years of leadership and business experience in sales and distribution management
- Prior to MEDITE, held various high level positions at leading global corporations MERCK & Co and Kimberly-Clark, bringing with him a strong vision and leadership in sales, product development and product launches
- Extensive experience within range of health care segments including hospital, laboratory, VA, DO, government, specialty and primary care physician level markets

MEDITE Cancer Diagnostics

Management Team

Michael E. Jolley, PhD. – Senior Scientist

- 38 years as a Senior Scientist, Scientific Director – VP Research and Development, and President / Entrepreneur including 16 years at Abbott Laboratories
- Ideas and work behind success of several products generating billions in annual sales including "TDx" used for drug detection
- Invented "Particle Concentration Fluorescence Immunoassay" sold today by Idexx Corporation as a major disease screening device
- Recipient of the 2009 Society of Biomolecular Sciences Accomplishment Award

Daniel C. Kusswurm PhD – Senior Engineer Scientist

- 30 years with extensive experience in developing software for medical devices and scientific instruments with CytoCore, Baxter, Perkin - Elmer and others.
- With CytoCore and predecessor since 1999.
- Specialties include image processing, pattern recognition, and instrument control software for microscopy based image systems for detecting cancer related biomarkers
- Currently collaborating with Intel Corp. for a publication regarding embedded software applications.
- Author of numerous patents and publications

MEDITE
Cancer Diagnostics

Worldwide Marketing & Sales Strategy

Protect installed base and obtain incremental market penetration

- **Germany** Direct sales and service departments with 4 sales reps and 4 service techs
- EU solely via distribution partners "extensive long term relationships with MEDITE"
- China: JV w/ UNIC Medical based out of Shanghai, Beijing and Suzhou with 35 sales reps in the field dedicated to MEDITE
- ROW: Solely via distribution partners handled through Export department in Germany

Increase value of MEDITE with new products 2017/2018

MEDITE Cancer Diagnostics

US/Americas:

Market Strategy

Increase US Sales of MEDITE Base Products

- Three Group Purchasing Organizations provide access to 5,000+ hospitals and labs
- Enhanced marketing/pricing programs to feature specific instrumentation and supplies (consumables)
- Provide an alternative to Hologic ThinPrep wherever possible with MEDITE's SureThin®
- Support new product rollout (beginning in 2016) to enhance MEDITE's overall value
  - Consumer based in the home specimen collection (**SoftKit**)
  - Enhanced staining products (**SureCyte**)
  - Enhanced cancer detection and risk assessment (brand name to be determined)

MEDITE Cancer Diagnostics

US/Americas:

Sales & Distribution Channels

Established strategic distribution partnerships to drive Sales growth

- Signed contract with VWR, Inc.
  - 40 Regional Sales Directors, 400 US based field reps, initially 56 reps committed to labs/healthcare
  - MEDITE is one of 5 new primary product areas for 2017
- Signed contract with Cancer Diagnostics, Inc.
  - 16 field sales reps
- Signed contract Fisher Healthcare
  - Expanded agreement being finalized

MEDITE
Cancer Diagnostics

China:

Sales & Distribution

Direct sales via JV Partner, UNIC Medical based in Beijing, Shanghai and Suzhou

- UNIC Medical has an own team of 35 Regional Sales Reps and 180 independent field reps throughout China
- 5 trained service technicians for Histo-Pathology instrumentation
- UNIC building Sales Channel for the Cytology line SureThin® after **complete C-FDA approval in China** on the SureThin® preservative, consumables and instrumentation
  - ✓ Same Sales Channel for the new Biomarkers and proprietary stains (SureCyte), currently in clinical trial in progress

MEDITE Cancer Diagnostics

Molecular Diagnostics

"Creating Value In Development"

Patent Pending (2013) cancer risk assay biomarkers currently in development

- Total Global Potential Addressable Market = ~$2 Billion
- Completed CytoCore integration in early 2016
- Risk assessment for multiple types of cancer (e.g. lung, bladder, cervical, breast, thyroid)
- Enables quantitative morphology, biomarker & microenvironment evaluation on a single specimen
- Faster and simpler than competing products

Enables earlier detection and follow-up for patients

MEDITE
Cancer Diagnostics

Capitalize on Opportunity to Build on Installed Base:

Operational Improvements

Operational Improvements

- Leverage existing installed base of instruments to drive sales of higher margin consumables
- Realize efficiencies from these higher sales volumes
- Develop an internal sales and service team to support growth
- Achieve sales product goals with our national sales and distribution partners
- Gain market share within the US and China healthcare systems to become household name amongst laboratories

MEDITE
Cancer Diagnostics

Capitalize on Opportunity to Build on Installed Base:

Incremental Value Creation

Incremental Value Creation

- Create a US based marketing/product development team to support both existing and new products
- Gain SureThin® FDA clearance for the LBC GYN market
- Introduce consumer health specimen collection for molecular diagnostic partners
- Expand manufacturing to support increased demand and update company IT infrastructure
- Introduce market changing stains, molecular assays and enhanced work stations

Organization Structure "Americas"

MEDITE has 3 strategically placed Regional Sales Directors (RSDs)

- Management of National Contracts
- Management and planning of National Sales & Distribution Organizations
- Direct to Health Systems & regional Labs as required
- Regional management of GPO locations and planning
- (RSDs will have sales plan quota assigned and progress reviewed weekly)


MEDITE CEO/CFO
World Wide
Cytocore: R&D 3 FTEs
Cytology Focus Value Creation
Director North America
US General Management
Marketing & Product Development (2)
Base & Cytocore
National Sales Manager/SD
East & Southeast
Regional Sales Director
Midwest & South
Regional Sales Director
West & Canada
Sales & Service Customer Training & Support-Orlando

MEDITE Cancer Diagnostics

Market Capitalization

MEDITE Cancer Diagnostics, Inc.

(OTCQB: MDIT)

As of 12/07/16

Shares Outstanding (Fully Diluted)	21,674,758
Market Price	$0.60
Market Value	**$13.00 million**